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                                  Exhibit 32.2

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of News Communications, Inc. ("NCI") on Form 10-QSB for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, E. Paul Leishman, Chief Financial Officer of NCI, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ E. Paul Leishman
--------------------
Name: E. Paul Leishman
Chief Financial Officer



Date: November 22, 2004